UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2013

Digi International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34033	41-1532464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-912-3444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2013 our Board appointed Satbir Khanuja, Ph.D. to the Audit and Nominating and Governance Committees of our Board and Girish Rishi to the Compensation and Nominating and Governance Committees of our Board. Dr. Khanuja and Mr. Rishi were each appointed to our Board on June 3, 2013.

The composition of our Board committees is now:

Audit Committee - Guy Jackson (Chair), Satbir Khanuja, Ph.D., Kenneth Millard and William Priesmeyer.

Compensation Committee - Kenneth Millard (Chair), Guy Jackson, Ahmed Nawaz and Girish Rishi.

Nominating & Governance Committee - William Priesmeyer (Chair), Satbir Khanuja, Ph.D., Ahmed Nawaz and Girish Rishi.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digi International Inc.

November 21, 2013	By:	David H. Sampsell

Name: David H. Sampsell
Title: Vice President, General Counsel & Corporate Secretary